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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 24, 1999

                              Frederick Brewing Co.
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             (Exact name of registrant as specified in its charter)

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

        Maryland                               0-27800                       52-1769647
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(State or other jurisdiction              (Commission File                 (IRS Employer
    of incorporation)                          Number)                   Identification No.)

       4607 Wedgewood Boulevard
         Frederick, Maryland                                     21703
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(Address of principal executive offices)                      (Zip Code)

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                                 (301) 694-7899
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              (Registrant's telephone number, including area code)


                    The Exhibit Index is located at page 5.

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Item 1.  Changes in Control of Registrant

                  Pursuant to an Investment Agreement (the ("Investment Agreement"), dated as of August 24, 1999 (the "Closing Date"), by and between Frederick Brewing Co., a Maryland corporation (the "Company"), and Snyder International Brewing Group, LLC, an Ohio limited liability company ("SIBG"), SIBG purchased 4,447,104 newly issued shares (the "Shares") of Common Stock, par value $.0004 per share, of the Company (the "Company Common Stock") and warrants to purchase shares of Company Common Stock (the "Warrants") (the "Transaction"). The Warrants, which have an exercise price of $.01 per share, become exercisable solely in the event that any warrants, options or convertible securities of the Company outstanding on the Closing Date are exercised or converted after the Closing Date. In consideration of the sale of the Shares and the Warrants, SIBG paid to the Company an aggregate cash purchase price of $2,000,000. The source of this consideration is the individual members of SIBG. As a result of the Transaction, SIBG currently owns approximately 51% of the outstanding Company Common Stock. 8,596,211 shares of the Company Common Stock are currently outstanding.

                  SIBG is a newly formed limited liability company organized to own the brewing businesses of its members, C. David Snyder, Christopher J. Livingston, Stephan Danckers and William R. Bohl. In addition to its majority ownership interest in the Company, SIBG also owns or controls Crooked River Brewing Company, LLC located in Cleveland, Ohio and Royal Brewing, LLC located in Cincinnati, Ohio.

                  In connection with the Transaction, SIBG and the Company also entered into a Restructuring Agreement (the "Restructuring Agreement"), dated as of August 24, 1999, with Austost Anstalt Schaan, Balmore Funds S.A., Ron S. Williams, Sr., Ron Williams, Jr., Dean Dowda, Fred Lenz, World Capital Funding, LLC, The Augustine Fund, L.P., Jimmy Dean, Congregation Beth Moredechai and Bertek, Inc. Pursuant to the Restructuring Agreement, the holders of the Company's Series F Convertible Preferred Stock, par value $.01 per share, and Series G Convertible Preferred Stock, par value $.01 per share (collectively, the "Company Preferred Stock"), converted their Company Preferred Stock into an aggregate of 2,155,140 newly issued shares of Company Common Stock (the "Conversions"). After giving effect to the Transaction and the Conversions, the former holders of the Company Preferred Stock own in the aggregate approximately 25% of the currently outstanding Company Common Stock.

                  Also, in connection with the Transaction, (i) the size of the Board of Directors of the Company (the "Board") was increased to ten, (ii) SIBG designated and the Board appointed C. David Snyder, Dale W. Bainbridge, Christopher J. Livingston and David Stith as new directors to fill the vacancies created by the increase in the size of the Board, (iii) Nicholas P. Foris, Carl
H. Hildebrand, Kevin E. Brannon, Marjorie A. McGinnis and Maribeth Visco resigned as directors of the Company, effective as of the Closing Date, and (iv) the size of the Board was reduced subsequently to five.

                  Concurrent with, and as a condition of the Transaction, Kevin
E. Brannon, the Company's chief executive officer, and Marjorie A. McGinnis, the Company's president, agreed to resign as officers and directors of the Company. In settlement of their employment agreements with the Company which provided them with certain severance benefits in the event of a change in control of the Company or an adverse change in their positions or duties, Brannon and McGinnis accepted Transition Agreements obligating them to serve as consultants to the Company, SIBG and its affiliates and as vice presidents of the Company for up to six months and thereafter to receive reduced severance payments in two installments. Prior to closing of the Transaction, the Board also awarded each of Brannon and McGinnis 63,239 shares of Company Common Stock in full settlement of their employment agreements and as inducements to accept the Transition Agreements offered by SIBG.


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                  Subsequent to the Transaction, SIBG entered into a loan
agreement with KeyBank National Association ("KeyBank") to provide for a line of credit of $5,000,000. In connection with this line of credit, SIBG pledged the Shares to KeyBank as security therefor. Upon a default under the agreements evidencing the line of credit, KeyBank has the right to exercise certain remedies regarding the Shares, including, without limitation, voting the Shares or selling the Shares to a third party.

Item 5.  Other Events

                  In connection with the Transaction, the Company successfully negotiated with many of its creditors to obtain substantial reductions in its secured debt and accounts payable and purchased certain assets in settlement of an operating lease covering those assets. In the aggregate, the Company estimates that these debt forgiveness agreements reduced its outstanding indebtedness by approximately $1.2 million. The individual agreements considered material are included as Exhibits 10.7 and 10.8.

                  Also, SIBG entered into a Purchase Agreement, dated as of August 24, 1999, with Edward D. Scott, Catherine D. Scott, Robert Schuerholz, Nicholas P. Foris and Vishnampet S. Jayanthimath, pursuant to which SIBG purchased all of the outstanding membership interests in Blue II, LLC, a Maryland limited liability company. Blue II owns the real property and improvements that comprise the Company's brewery located in Frederick, Maryland. Blue II leases the property to the Company pursuant to the Lease Agreement and Option to Purchase, dated July 17, 1996, as amended.

Item 7.  Exhibits

                  The following exhibits are filed herewith:

Exhibit No.          Description
----------           -----------
10.1                 Investment Agreement, dated as of August 24, 1999, by and
                     between Snyder International Brewing Group, LLC and
                     Frederick Brewing Co.

10.2 Restructuring Agreement, dated as of August 24, 1999, by and among Frederick Brewing Co., Snyder International Brewing Group, LLC, Austost Anstalt Schaan, Balmore Funds S.A., Ron S. Williams, Sr., Ron Williams, Jr., Dean Dowda, Fred Lenz, World Capital Funding, LLC, The Augustine Fund, L.P., Jimmy Dean, Congregation Beth Moredechai and Bertek, Inc.

10.3 Transition Agreement, dated August 24, 1999, by and between Kevin E. Brannon and Frederick Brewing Co.

10.4 Transition Agreement, dated August 24, 1999, by and between Marjorie A. McGinnis and Frederick Brewing Co.

                                        2

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10.5                 Escrow Agreement, dated August 24, 1999, by and among
                     Frederick Brewing Co., Key Trust Company, N.A., Kevin E. Brannon and Marjorie A. McGinnis

10.6 Common Stock Purchase Warrant, dated August 24, 1999, issued by Frederick Brewing Co. to Snyder International Brewing Group, LLC

10.7 Settlement Agreement, dated August 24, 1999, by and between First Union National Bank and Signet Bank

10.8 Settlement Agreement, dated August 19, 1999, by and among U.S. Small Business Administration, Snyder International Brewing Group, LLC and Frederick Brewing Co.

99.1                 Press release, dated August 26, 1999

                                        3

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FREDERICK BREWING CO.



                                    By: /s/ Christopher J. Livingston
                                        ------------------------------
                                        Christopher J. Livingston
                                        President and Secretary

September 2, 1999


                                        4

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                                                    EXHIBIT INDEX


EXHIBIT              DESCRIPTION
-------              -----------

10.1 Investment Agreement, dated as of August 24, 1999, by and between Snyder International Brewing Group, LLC and Frederick Brewing Co.

10.2 Restructuring Agreement, dated as of August 24, 1999, by and among Frederick Brewing Co., Snyder International Brewing Group, LLC, Austost Anstalt Schaan, Balmore Funds S.A., Ron S. Williams, Sr., Ron Williams, Jr., Dean Dowda, Fred Lenz, World Capital Funding, LLC, The Augustine Fund, L.P., Jimmy Dean, Congregation Beth Moredechai and Bertek, Inc.

10.3 Transition Agreement, dated August 24, 1999, by and between Kevin E. Brannon and Frederick Brewing Co.

10.4 Transition Agreement, dated August 24, 1999, by and between Marjorie A. McGinnis and Frederick Brewing Co.

10.5 Escrow Agreement, dated August 24, 1999, by and among Frederick Brewing Co., Key Trust Company, N.A., Kevin E. Brannon and Marjorie A. McGinnis

10.6 Common Stock Purchase Warrant, dated August 24, 1999, issued by Frederick Brewing Co. to Snyder International Brewing Group, LLC

10.7 Settlement Agreement, dated August 24, 1999, by and between First Union National Bank and Signet Bank

10.8 Settlement Agreement, dated August 19, 1999, by and among U.S. Small Business Administration, Snyder International Brewing Group, LLC and Frederick Brewing Co.

99.1                 Press release, dated August 26, 1999

                                        5